FORM OF
AMENDMENT TO WARRANT CERTIFICATES

    This Amendment to Warrant Certificates, dated as of October 13, 2024 (this “Amendment”), by and between Onity Group Inc., a Florida corporation (f/k/a Ocwen Financial Corporation) (the “Company”) and Opps OCW Holdings, LLC, a Delaware limited liability company (the “Holder”) amends (i) the certain Warrant Certificate No. [●], dated March 4, 2021, issued by the Company to the Holder evidencing Warrants to purchase up to [●] shares of commons stock of the Company, subject to the terms and conditions set forth therein (“Warrant Certificate No. [●]”) and (ii) Warrant Certificate No. [●], dated May 3, 2021, issued by the Company to the Holder evidencing Warrants to purchase up to [●] shares of commons stock of the Company, subject to the terms and conditions set forth therein (“Warrant Certificate No. [●]” and together with Warrant Certificate No. [●], collectively, the “Warrant Certificates” and each, a “Warrant Certificate”). Capitalized terms used in this Amendment without being defined herein have the meaning ascribed to such terms in the Warrant Certificates.
The Company and the Holder hereby agree that the Warrant Certificates are hereby amended to provide that upon the exercise by the Holder of all or any portion of the Warrants represented by the Warrant Certificate, the Holder shall only be permitted to exercise such Warrants pursuant to Section 1(b) (Cash Exercise) of the Warrant Certificates with the prior consent of the Company. For the avoidance of doubt, the Holder shall be permitted, without any prior consent of the Company, to exercise its Warrants pursuant to Section 1(c) (Net Exercise) of the Warrant Certificates in accordance with the terms thereof.
Except as expressly amended by this Amendment, all terms and provisions of the Warrant Certificates shall remain in full force and effect.
The provisions of Section 13 of the Warrant Certificate shall apply to this Amendment mutatis mutandis as if set forth herein.
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[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto execute this Amendment as of the date first above written.

ONITY GROUP INC.
By:
Name:
Title:
[HOLDER]
By:
Name:
Title: